EXHIBIT 32.2
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   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES~OXLEY ACT OF 2002

      In connection with the Current Report of Precision Drilling Trust (the "Trust")on Form 6-K dated August 13, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Doug Strong, Chief Financial Officer of Precision Drilling Corporation, administrator of the Trust, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Date: August 13, 2007


                                By:  /s/ Doug Strong
                                ----------------------------------
                                Name:  Doug Strong
                                Title: Chief Financial Officer of
                                       Precision Drilling Corporation,
                                       Administrator of Precision Drilling Trust